Note 6 - Income Taxes - Reconciliation of Federal Statutory Income Tax Rate to Effective Tax Rate (Details)	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Income tax expense at U.S. federal statutory rate	34.00%	34.00%
Benefit of tax deduction allowed to manufacturing companies	(6.60%)	(7.00%)
Current year state and local income taxes net of federal income tax benefit	8.40%	7.30%
Other	(9.50%)	10.00%
Provision for income taxes	26.30%	44.30%